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                                                                 EXHIBIT 10.10Y

                           GUARANTOR ACKNOWLEDGEMENT
                                 AND CONSENT

The undersigned, each a guarantor with respect to the Borrower's obligations to the Bank under the Agreement, each hereby (i) acknowledge and consent to the execution, delivery and performance by the Borrower of the foregoing Eighth Amendment to Letter of Credit Agreement, and (ii) reaffirm and agree that the guaranty to which the undersigned is party is in full force and effect, and guaranties all of the obligations of the Borrower under the Agreement, as amended.


   Dated as of May 26, 2000            WILLIAMS-SONOMA STORES, INC.

                                       By /s/ John W. Tate
                                         -----------------------------------
                                           John W. Tate

                                       HOLD EVERYTHING, INC.

                                       By /s/ John W. Tate
                                         -----------------------------------
                                           John W. Tate

                                       CHAMBERS CATALOG COMPANY, INC.

                                       By /s/ John W. Tate
                                         -----------------------------------
                                           John W. Tate

                                       POTTERY BARN, INC., formerly known
                                       as POTTERY BARN EAST, INC.

                                       By /s/ John W. Tate
                                         -----------------------------------
                                           John W. Tate

                                       WILLIAMS-SONOMA STORES, LLC

                                       By /s/ John W. Tate
                                         -----------------------------------
                                           John W. Tate

                                       POTTERY BARN KIDS, INC.

                                       By /s/ John W. Tate
                                         -----------------------------------
                                           John W. Tate


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                                       WILLIAMS-SONOMA DIRECT, INC.

                                       By /s/ John W. Tate
                                         -----------------------------------
                                           John W. Tate

                                       WILLIAMS-SONOMA RETAIL SERVICES, INC.

                                       By /s/ John W. Tate
                                         -----------------------------------
                                           John W. Tate



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